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                                  EXHIBIT 99(b)

  CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Nautica Enterprises, Inc. (the "Company") hereby certifies that:

         (iii) the accompanying Annual Report on Form 10-K of the Company for the annual period ended March 1, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (iv) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                                By: /s/ Wayne Marino
                                                    ----------------------------
                                                    Wayne Marino
                                                    Chief Financial Officer

Dated: May 30, 2003

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.